                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                FMC CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                                      [FMC LOGO]

--------------------------------------------------------------------------------

[FMC LOGO]   Corporation

Robert N. Burt
Chairman and
Chief Executive Officer

                                                                   March 5, 1999

Dear Stockholder:

It is my pleasure to invite you to attend FMC's 1999 Annual Meeting of Stockholders. The meeting will be held on Friday, April 23, 1999 at 2:00 PM local time in the Indiana Room, Lower Level One, Amoco Building, 200 E. Randolph Drive, Chicago, Illinois. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

During the meeting, I will report to you on the Company's continued earnings growth and other achievements during 1998 and on our goals for 1999. We welcome this opportunity to have a dialogue with our stockholders and look forward to your comments and questions.

If you are a stockholder of record who plans to attend the meeting, please mark the appropriate box on your proxy card. If your shares are held by a bank, broker or other intermediary and you plan to attend, please send written notification to the Company's Investor Relations Department, 200 E. Randolph Drive, 66th Floor, Chicago, Illinois 60601, and enclose evidence of your ownership (such as a letter from the bank, broker or intermediary confirming your ownership or a bank or brokerage firm account statement). The names of all those indicating they plan to attend will be placed on an admission list held at the registration desk at the entrance to the meeting.

It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, please sign, date and return your proxy card as soon as possible. This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on April 23rd.

Sincerely,


/s/ Robert N. Burt

                                                                      [FMC LOGO]

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING of STOCKHOLDERS
                             Friday, April 23, 1999
                                   2:00 p.m.
                         Indiana Room, Lower Level One
                                 Amoco Building
                             200 E. Randolph Drive
                            Chicago, Illinois 60601

                                                                   March 5, 1999

Dear Stockholder:

You are invited to the Annual Meeting of Stockholders of FMC Corporation. We will hold the meeting at the time and place noted above. At the meeting, we will ask you to:

  . elect three (3) directors, Robert N. Burt, Edward J. Mooney, and Asbjorn
    Larsen, each for a term of three (3) years

  . ratify the appointment of KPMG LLP as our independent accountants for 1999

  . vote on any other business properly brought before the meeting

MANAGEMENT RECOMMENDS A VOTE FOR BOTH PROPOSALS.

Your vote is important. To be sure your vote counts and to assure a quorum, please vote, sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

                                  By order of the Board of Directors

                                  J. Paul McGrath
                                  Senior Vice President, General Counsel and
                                   Secretary

                                                                      [FMC LOGO]

--------------------------------------------------------------------------------
                               Table of Contents

I. Information About Voting

II. The Proposals To Be Voted On

  nThe Election of Directors

  nNominees for Director

  nRatification of Appointment of Independent Accountants

III. Board of Directors

  nNominees for Director

  nDirectors Continuing in Office

IV. Information About the Board of Directors

  nMeetings

  nCommittees

  nBoard Compensation and Relationships

V. Security Ownership of FMC

  nManagement Ownership

  nOther Security Ownership

VI. Executive Compensation

  nSummary Compensation Table

  nOption Grants in 1998

  nAggregated Option Exercises in 1998 and Year-End Option Values

  nLong-Term Incentive Plan

  nRetirement Plans

  nTermination and Change of Control Arrangements

  nReport of the Compensation Committee on Executive Compensation

  nStockholder Return Performance Presentation

VII. Other Matters

  nSection 16(a) Beneficial Ownership Reporting Compliance

  nProposals for the 2000 Annual Meeting

  nExpenses Relating to this Proxy Solicitation

                                                                      [FMC LOGO]

--------------------------------------------------------------------------------
I. Information about Voting

Solicitation of Proxies. The Board of Directors of FMC Corporation ("FMC") is soliciting proxies for use at the 1999 Annual Meeting of FMC and any adjournments of that meeting. FMC first sent this proxy statement, the accompanying form of proxy and the FMC Annual Report for 1998 on March 5, 1999.

Agenda Items. The agenda for the Annual Meeting is to:

  1. Re-elect three (3) directors;

  2. Ratify the appointment of KPMG LLP as our independent accountants for 1999; and

  3. Conduct other business properly brought before the meeting.

Who Can Vote. You can vote at the Annual Meeting if you are a holder of FMC's common stock, par value of $0.10 per share ("Common Stock"), on the record date. The record date is the close of business on February 26, 1999. You will have one (1) vote for each share of Common Stock. As of February 5, 1999, there were 33,241,000 shares of Common Stock outstanding and entitled to vote.

How to Vote. You may vote in one of two (2) ways:

  . You can come to the Annual Meeting and cast your vote there.

  . You can vote by signing and returning the enclosed proxy card. If you do, the individuals named on the card will vote your shares in the way you indicate.

Use of Proxies. Unless you tell us on the proxy card to vote differently, we plan to vote signed and returned proxies FOR the Board nominees for director and FOR Agenda Item 2 . We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Revoking a Proxy. You may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

  . Sending a written notice to the Secretary of FMC;

  . Delivering a properly executed, later-dated proxy; or

  . Attending the Annual Meeting and voting in person.

The Quorum Requirement. We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the meeting either attend the Annual Meeting in person or are represented by proxy. Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

--------------------------------------------------------------------------------

Vote Required for Action. Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. Other actions require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes have the effect of a "no" vote on matters other than director elections.

II. The Proposals to be Voted On

The Election of Directors

FMC has three (3) classes of directors of as nearly equal size as possible. The term for each class is three (3) years. Class terms expire on a rolling basis, so that one class of directors is elected each year. The term for Class I directors expires at the 1999 Annual Meeting.

Nominees for Director

The nominees for director this year are: Robert N. Burt, Edward J. Mooney and Asbjorn Larsen. Mr. Francois-Poncet, a director since 1982, and General Meyer, a director since 1983, will retire from the Board on April 23, 1999. The Board thanks both of them for their counsel and service.

The Board of Directors expects that all of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the current Board of Directors to fill the vacancy, or the size of the Board may be reduced. Information about the nominees, the continuing directors and the Board of Directors is contained in the next section of this proxy statement.

The Board of Directors recommends a vote FOR the election of Robert N. Burt, Edward J. Mooney and Asbjorn Larsen.

Ratification of Appointment of Independent Accountants

The Audit Committee of the Board has recommended that KPMG LLP continue to serve as FMC's independent accountants for 1999. KPMG LLP has served as FMC's independent accountants since 1928.

We expect a representative of KPMG LLP to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of KPMG LLP as independent accountants for 1999.

--------------------------------------------------------------------------------

III. Board of Directors

Nominees for Director
Class I--Term Expiring in 2002

--------------------------------------------------------------------------------

[Photo]        Robert N. Burt
               Principal Occupation: Chairman of the Board and Chief Executive
                 Officer, FMC Corporation
               Age: 61
               Director Since: 1989


Mr. Burt is Chairman of the Board and Chief Executive Officer of FMC. He joined FMC in 1973 as Director of Corporate Planning. From 1977 to 1983, Mr. Burt was General Manager of FMC's Agricultural Chemical Group and, from 1983 to 1988, General Manager of its Defense Systems Group. Mr. Burt was elected a Vice President of FMC in 1978 and Executive Vice President in September 1988. He became President of FMC in March 1990 and Chairman and Chief Executive Officer in November 1991. He is a director of Phelps-Dodge Corporation and Warner-Lambert Co., he serves on the Board of Trustees and is Vice Chairman of the Orchestral Association of Chicago and serves on the Boards of Directors of the Rehabilitation Institute of Chicago and Evanston Hospital Corporation, and he
is a member of the Policy and Planning Committee of the Business Roundtable and the Board and Executive Committee of the Chemical Manufacturers' Association.
--------------------------------------------------------------------------------

[Photo]        Edward J. Mooney
               Principal Occupation: Chairman and Chief Executive Officer,
                 Nalco Chemical Company, a specialty chemicals company
               Age: 57
               Director Since: 1997


Mr. Mooney was elected Chairman and Chief Executive Officer of Nalco Chemical Company in 1994. He joined Nalco in 1969 as a Corporate Attorney for Howe-Baker Engineers, Inc. (a former subsidiary) and has held several executive offices in Nalco since that time, being named President in 1990. He serves as a director of Morton International, Inc., The Northern Trust Company and the Chemical Manufacturers' Association.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Photo]        Asbjorn Larsen
               Principal Occupation: Retired President and Chief Executive
                 Officer, Saga Petroleum ASA, an oil and gas company
               Age: 62
               Director Since: February, 1999

Mr. Larsen became President and Chief Executive Officer of Saga Petroleum ASA
in January 1979, which merged with Sagapart a.s. on January 1, 1980. He retired on May 15, 1998. He served as President of Sagapart a.s. (limited) in 1973 and from 1976 as Vice President (Economy and Finance) of Saga Petroleum. He was manager of the Norwegian Shipowners' Association from 1966 to 1973 and prior to that held different positions in the Ministry of Foreign Affairs and abroad in the Norwegian Diplomatic Service. He is currently Chairman of the Boards of Belships ASA and Drops Offshore AP and Vice-Chairman of Den norske Bank ASA and Chairman of its Audit Committee. Mr. Larsen is also a member of the Boards of DSND Sondenfjeldske, Filadelfia AS, the Norwegian Cancer Hospital, Read Group AS, and the Tom Wilhelmsen Foundation.
--------------------------------------------------------------------------------

Directors Continuing in Office
Class II--Term Expiring in 2000
--------------------------------------------------------------------------------

[Photo]        Larry D. Brady
               Principal Occupation: President, FMC Corporation
               Age: 56
               Director Since: 1989


Mr. Brady was elected President of FMC in October 1993 after serving as Executive Vice President from September 1989. He joined FMC in 1978 as Planning Director of the Special Products Group and held several management positions over the next few years. He was elected a Vice President of FMC in 1984, and from 1983 to 1988 he served as General Manager of FMC's Agricultural Chemical Group. Prior to joining FMC, Mr. Brady held senior management positions at TRW Inc. and Beatrice Foods Company. He is a director of Tenneco Inc. and Harnischfeger Industries. He serves on the Advisory Board of Northwestern University's Kellogg School of Management and the Board of Trustees of the National Merit Scholarship Program.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Photo]        Patricia A. Buffler
               Principal Occupation: Dean Emerita and Professor of
                 Epidemiology, School of Public Health, University of California, Berkeley
               Age: 60
               Director Since: 1994


Dr. Buffler served as Dean of the School of Public Health, University of California, Berkeley, from 1991 to 1998 and as a Professor since 1991. She received her BSN from Catholic University of America in 1960, and a master's degree in health administration and epidemiology and a Ph.D. in epidemiology from the University of California, Berkeley in 1965 and 1973, respectively. She currently serves as an advisor to the World Health Organization, the National Institutes of Health, the U.S. Public Health Service Centers for Disease
Control and Prevention, the U.S. Department of Energy, the U.S. Environmental Protection Agency and the National Research Council. She was elected as a
Fellow of the American Association for the Advancement of Science in 1992 and serves as an officer for the Medical Sciences section. She has served as President for the Society for Epidemiologic Research (1986), the American College of Epidemiology (1992), and the International Society for Environmental Epidemiology (1992-1993). She is a Board member of the National Urban Air
Toxics Research Center and the Lovelace Respiratory Research Institute. From 1993 to 1998, she served on the University of California President's Council on National Laboratories and chaired the Council's Panel on Environment, Health and Safety. In 1994, she was elected to the Institute of Medicine, National Academy of Sciences.
--------------------------------------------------------------------------------

[Photo]        Albert J. Costello
               Principal Occupation: Retired Chairman, President and Chief
                 Executive Officer, W. R. Grace & Co., a supplier of flexible packaging and specialty chemicals
               Age: 63
               Director Since: 1995

Since May 1995, Mr. Costello served as Chairman, President and Chief Executive Officer of W.R. Grace & Co. He retired from W.R. Grace & Co. on December 31, 1998. Before joining W.R. Grace & Co., he served as Chairman of the Board and Chief Executive Officer of American Cyanamid Company from April 1993 through December 1994, when it was acquired by American Home Products. Mr. Costello is a director of Becton Dickinson and Company and a trustee of Fordham University.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Photo]        Clayton Yeutter
               Principal Occupation: Of Counsel, Law Firm of Hogan & Hartson
               Age: 68
               Director Since: 1993


Mr. Yeutter has been Of Counsel to Hogan & Hartson since 1993. He originally joined FMC's Board in 1991 and resigned in 1992 to become Counselor to the President of the United States for Domestic Policy. He had previously served as Chairman of the Republican National Committee in 1991 and as U.S. Secretary of Agriculture from 1989 to 1991. From 1985 to 1989, Mr. Yeutter was U.S. Trade Representative. Prior to that he was President and Chief Executive Officer of the Chicago Mercantile Exchange (1978-85). Mr. Yeutter earlier held three sub-cabinet posts in the U.S. Government and also spent several years as a faculty member of the Department of Agricultural Economics at the University of Nebraska. He is a director of Texas Instruments, Inc., Allied Zurich Plc., ConAgra Inc., Caterpillar Inc., Zurich Allied AG, Mycogen Corporation and the Oppenheimer Funds group of investment companies.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class III--Term Expiring in 2001
--------------------------------------------------------------------------------

[Photo]        B. A. Bridgewater, Jr.
               Principal Occupation: Retired Chairman of the Board and Chief
                 Executive Officer, Brown Group, Inc., a diversified marketer and retailer of footwear
               Age: 64
               Director Since: 1979


Mr. Bridgewater held the following positions at Brown Group, Inc.: President, 1979-1989 and again from 1990-1999; Chief Executive Officer, 1982-1999; and Chairman of the Board, 1985-1999. Brown Group is a diversified marketer and retailer of footwear. From 1975 to 1979, he was Executive Vice President of Baxter Travenol Laboratories, and from 1964 to 1975 he was a Director of McKinsey & Company Inc. He served as Associate Director of National Security and International Affairs in the Office of Management and Budget in the Executive Office of the President of the United States. He is a director of EEX Corporation (Houston, TX), Brown Group, Inc. (St. Louis, MO) and a trustee of Washington University (St. Louis, MO).
--------------------------------------------------------------------------------

[Photo]        Paul L. Davies, Jr.
               Principal Occupation: President, Lakeside Corporation, a real estate investment company
               Age: 68
               Director Since: 1965


Mr. Davies became the President of Lakeside Corporation in 1989. Previously, he had been a Partner in the San Francisco law firm of Pillsbury, Madison & Sutro from 1963 to 1989. He was an Associate of the law firm from 1957 to 1963. He is President of The Herbert Hoover Foundation, Inc., a Member of the Board of Overseers of the Hoover Institution and an Honorary Trustee of the California Academy of Sciences.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Photo]        William F. Reilly
               Principal Occupation: Chairman and Chief Executive Officer of
                 PRIMEDIA Inc., a diversified media company
               Age: 60
               Director Since: 1992


Mr. Reilly is the founder of PRIMEDIA Inc. He has served as Chairman and Chief Executive Officer of the firm since February 1990. From 1980 to 1990, he was with Macmillan, Inc., where he served as President and Chief Operating Officer since 1981. Prior to that, he was with W.R. Grace beginning in 1964, serving as Assistant to the Chairman from 1969 to 1971 and serving successively from 1971 to 1980 as President and Chief Executive Officer of its Textile, Sporting Goods and Home Center Divisions. Mr. Reilly serves on the Board of Trustees of The University of Notre Dame and the Board of Directors of City Meals on Wheels and as a trustee of WNET, the public television station serving the New York area.
--------------------------------------------------------------------------------

[Photo]        James R. Thompson
               Principal Occupation: Chairman, Chairman of the Executive
                 Committee and Partner, Law Firm of Winston & Strawn, Chicago, Illinois
               Age: 62
               Director Since: 1991


Governor Thompson was named Chairman of the Chicago law firm of Winston &
Strawn in January 1993. He joined the firm in January 1991 as Chairman of the Executive Committee after serving four terms as Governor of the State of Illinois from 1977 until January 14, 1991. Prior to his terms as Governor, he served as U.S. Attorney for the Northern District of Illinois from 1971-1975. Governor Thompson served as the Chief of the Department of Law Enforcement and Public Protection in the Office of the Attorney General of Illinois, as an Associate Professor at Northwestern University School of Law, and as an Assistant State's Attorney of Cook County. He is a former Chairman of the President's Intelligence Oversight Board and a member of the Boards of
Directors of Union Pacific Resources, Inc., the Chicago Board of Trade, the National Council on Compensation Insurance, International Advisory Council of the Bank of Montreal, Prime Retail, Inc., American National Can Co.; Jefferson Smurfit Group, plc, Prime Group Realty Trust, The Metzler Group, Inc., and Hollinger International, Inc. He serves on the Boards of the Chicago Historical Society, the Art Institute of Chicago, the Museum of Contemporary Art, the
Lyric Opera and the Illinois Math & Science Academy Foundation.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IV. Information About the Board of Directors

Meetings

During 1998, the Board of Directors held six (6) regular meetings. All incumbent directors attended at least seventy-five percent (75%) of the total number of meetings of the Board and all committees on which they served, except for Mr. Mooney and Mr. Francois-Poncet who attended seventy-three percent (73%) and sixty-seven percent (67%), respectively, of the meetings of the Board and all committees on which they served.

Committees

The Board has five (5) standing committees: an Audit Committee, a Compensation and Organization Committee, an Executive Committee, a Nominating and Board Procedures Committee, and a Public Policy Committee.

Audit Committee

Duties:

 . Review the effectiveness and adequacy of FMC's financial organization and internal controls

 . Review the annual report, proxy and other financial representations and ensure that FMC's financial reports fairly represent its operations

 . Review the effectiveness and the scope of activities of the independent accountants and internal auditors

 . Review significant changes in accounting policies

 . Recommend the selection of the independent public accountants

 . Review potentially significant litigation

 . Review Federal income tax issues and related reserves


Members: Mr. Reilly (Chair), Dr. Buffler, Mr. Costello and Mr. Mooney--all outside directors

Number of Meetings in 1998: 3

--------------------------------------------------------------------------------

Compensation and Organization Committee

Duties:

 . Review and approve compensation policies and practices for top executives

 . Establish the total compensation for the Chief Executive Officer

 . Review major changes in FMC's employee benefit plans

 . Review short- and long-term incentive plans and equity grants

 . Review significant organization changes and management succession planning

 . Recommend to the Board of Directors candidates to be officers of FMC

Members: Mr. Costello (Chair), Mr. Bridgewater, Mr. Davies, Mr. Mooney and Mr. Reilly--all outside directors

Number of Meetings in 1998: 3

Executive Committee

Duties:

Acts in place of the Board when the full Board is not in session

Members: Mr. Burt (Chair), Mr. Bridgewater, Mr. Davies, Gen. Meyer and Mr. Reilly--all outside directors except Mr. Burt

Number of Meetings in 1998: None

Nominating and Board Procedures Committee

Duties:

 . Review and recommend candidates for director

 . Recommend Board meeting formats and processes

 . Oversee corporate governance

 . Review and approve director compensation policies

If a stockholder wishes to recommend a nominee for director, the recommendation should be sent in a timely manner to the Corporate Secretary at the address appearing on the notice of annual meeting. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. All serious recommendations will be considered by the Committee.

Members: Mr. Bridgewater (Chair), Gen. Meyer, Mr. Thompson and Mr. Yeutter--all outside directors

Number of Meetings in 1998: 2

--------------------------------------------------------------------------------

Public Policy Committee

Duties:

 . Review FMC's government and legislative programs and relations

 . Oversee FMC's legal compliance efforts

 . Assess FMC's efforts to improve employee involvement in local plant communities

 . Review the activities of FMC's charitable foundation

 . Review FMC's public relations initiatives and its environment, safety and process safety compliance

Members: Gen. Meyer (Chair), Mr. Brady, Dr. Buffler, Mr. Francois-Poncet, Mr. Thompson, and Mr. Yeutter--all outside directors except Mr. Brady

Number of Meetings in 1998: 2

Board Compensation And Relationships

Compensation Plan. Effective January 1, 1997, the Board approved the FMC 1997 Compensation Plan for Non-Employee Directors, a comprehensive compensation plan for directors, and terminated the directors' retirement plan.

Retainer and Fees. Each director who is not also an officer is paid an annual retainer of $40,000 and $1,000 for each Board meeting and Board committee meeting attended, and each director is reimbursed for reasonable incidental expenses. Each non-officer director who chairs a Committee is paid an additional $4,000 per year. At least $25,000 of the annual retainer is paid in deferred stock units, which are payable in Common Stock upon death or retirement from the board.

Options. On May 1, 1998, FMC granted each director an option to purchase 900 shares of Common Stock at a price of $77.3125 per share. The exercise price equals the fair market value of the shares at the date of grant. The options have a 10-year life and become exercisable approximately one year after the date of grant.

Other Compensation. Officers of FMC do not receive any additional compensation for their service as directors. No other remuneration is paid to directors. Directors who are not FMC employees do not participate in FMC's employee benefit plans.

Certain Relationships and Related Transactions. Mr. Thompson is chairman of the law firm of Winston & Strawn, which provides legal services to FMC. In addition, FMC or its subsidiaries did business in 1998 with certain organizations for which FMC directors are

--------------------------------------------------------------------------------
now serving, or during 1998 did serve, as officers or directors. In no case have the amounts involved been material in relation to FMC's business or, to the knowledge and belief of FMC's management, to the business of the other organizations or to the individuals concerned. Such transactions were on terms no less favorable to FMC than were reasonably available from unrelated third parties.

V. Security Ownership of FMC

Management Ownership

The following table shows, as of February 15, 1999, the number of shares of Common Stock beneficially owned by each director and nominee, the chief executive officer, the four (4) other most highly compensated executive officers, and all directors and executive officers as a group. Each director and each executive officer named in the Summary Compensation Table beneficially owns less than one percent (1%) of the Common Stock.

                          Beneficial Ownership on
                             February 15, 1999
                          -----------------------
                               Common Stock
                                  of FMC          Percent of Class
                          ----------------------- ----------------
      Name
      ----
      Larry D. Brady
       (1)..............           196,879
      B. A. Bridgewater,
       Jr. (2)..........             8,827
      Patricia A.
       Buffler (2)......             3,759
      Robert N. Burt
       (1)..............           359,326
      Michael J. Calla-
       han (1)..........            79,005
      Albert J. Costello
       (2)..............             4,739
      Paul L. Davies,
       Jr. (2)(3).......            43,402
      Jean A. Francois-
       Poncet (2)(4)....             9,675
      Asbjorn Larsen
       (2)..............                --
      J. Paul McGrath
       (1)..............            22,994
      Edward C. Meyer
       (2)(4)...........             9,832
      Edward J. Mooney
       (2)..............             1,917
      Joseph H.
       Netherland (1)...           103,267
      William F. Reilly
       (2)..............            17,176
      James R. Thompson
       (2)..............             5,253
      Clayton Yeutter
       (2)..............             6,008
      All directors and
       executive
       officers as a
       group
       (26 persons)
       (1)(2)...........         1,416,044              4.3

--------------------------------------------------------------------------------
------
(1) Shares "beneficially owned" include: (i) shares owned by the individual;
    (ii) shares held by the FMC Employees' Thrift and Stock Purchase Plan ("Thrift Plan") for the account of the individual as of December 31, 1998; and (iii) shares subject to options that are exercisable within 60 days. Item (iii) in the aggregate are 250,400 shares for Mr. Burt, 143,300 shares for Mr. Brady, 71,700 shares for Mr. Netherland, 47,800 shares for Mr. Callahan, 8,000 shares for Mr. McGrath and 906,000 shares for all directors and executive officers as a group. These numbers do not include shares held in the Thrift Plan that may be voted by the Plan Trustee if the beneficial owners do not exercise their right to direct such vote (see footnote 3 on page 14).
(2) Includes shares subject to options granted and deferred stock units credited to individual accounts of non-employee directors under the FMC
    1997 Compensation Plan for Non-Employee Directors and predecessor plans. (See "Compensation Plan" and "Options", page 11). As of February 15, 1999, the number of shares and units credited to directors under those plans were as follows: Mr. Bridgewater, 7,827; Dr. Buffler, 3,759; Mr. Costello,
    4,039; Mr. Davies, 9,402; Mr. Francois-Poncet, 9,175; Gen. Meyer, 8,332;
    Mr. Mooney, 1,417; Mr. Reilly, 5,176; Mr. Thompson, 5,253; and Mr. Yeutter, 5,608. Directors have no power to vote or dispose of shares representing such units until distributed after the director retires from the Board and, until such distribution, directors have only an unsecured claim against FMC.
(3) Includes 25,000 shares owned by Mr. Davies as direct beneficial owner;
    2,000 shares held in trust of which Mr. Davies is the trustee; and 7,000 shares which are owned by Mr. Davies' wife and in which Mr. Davies disclaims beneficial ownership.
(4) Mr. Francois-Poncet and General Meyer are retiring from the Board on April 23, 1999.

--------------------------------------------------------------------------------
Other Security Ownership

FMC knows that the persons listed below own more than five percent (5%) of FMC's Common Stock (determined as set forth in footnote (1) to the table) as of February 5, 1999:

 Name and Address of Beneficial    Amount and Nature of Beneficial   Percent of
             Owner                            Ownership               Class(1)
 ------------------------------    -------------------------------   ----------
FMC Corporation Master Trust      5,369,000 shares held in trust for    16.2
 c/o Fidelity Management Trust    participants in the
 Company                          employee thrift plans (2)
 82 Devonshire Street
 Boston, MA 02109
Sanford C. Bernstein & Co., Inc.  3,152,000 shares (3)                  9.5
 767 Fifth Avenue
 New York, New York 10153

------
(1) Percentages are calculated on the basis of the amount of outstanding shares (exclusive of treasury shares) plus shares deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(2) These shares are held in trust for the beneficial owners (the participants in the various FMC employee thrift plans) and may be voted by the trustee, as directed by FMC or an independent fiduciary designated by FMC, if the beneficial owners do not exercise their right to direct such vote. In response to a tender or exchange offer, the trustee may tender or sell shares only in accordance with the written instructions of the participants.
(3) The number of shares of stock beneficially owned was determined by a review of Schedules 13G, as amended, as supplemented by Schedules 13F filed with the Securities and Exchange Commission and which state that the beneficial owners had sole voting or dispositive power as to all of the shares shown.

--------------------------------------------------------------------------------

VI. Executive Compensation

The following tables, charts and narrative show all compensation awarded, paid to or earned by the Chief Executive Officer and each of the four (4) most highly compensated executive officers other than the Chief Executive Officer during the years shown.

Summary Compensation Table

                                                            Long-Term Compensation
                                                        ------------------------------
                                                                Awards         Payouts
                                                        ---------------------- -------
                                                                                         All
                                                                    Securities          Other
                                  Annual Compensation   Restricted  Underlying  LTIP   Compen-
                                  -------------------      Stock     Options/  Payouts sation
                                   Salary     Bonus(1)  Award(2)(3)    SARs    (1)(2)    (4)
Name and Principal Position  Year    ($)        ($)         ($)        (#)       ($)     ($)
            (A)              (B)     (C)        (D)         (E)        (F)       (G)     (H)
---------------------------  ---- ---------  ---------- ----------- ---------- ------- -------
ROBERT N.
 BURT                        1998   841,890    400,021      44,822    63,600   451,078  79,007
Chairman of
 the Board
 &                           1997   801,246    190,374      67,734    59,400   358,794  62,897
 Chief
  Executive
  Officer                    1996   757,083    208,199         --     57,700   492,104  68,221
LARRY D.
 BRADY                       1998   564,932    225,947      17,260    35,900   264,780  51,824
President                    1997   537,225    129,721      42,103    32,000   230,225  41,066
                             1996   502,917    132,770   1,520,000    31,100   311,809  43,347
JOSEPH H.
 NETHERLAND                  1998   465,388    141,579     765,015    21,000   681,784 522,738(5)
Executive
 Vice
 President                   1997   375,168     84,038      64,965    15,200   635,977  30,249
                             1996   341,070     72,579         --     14,800   165,419  27,067
MICHAEL J.
 CALLAHAN                    1998   436,520    120,044       1,618    17,600    33,382  38,754
Executive
 Vice
 President
 and                         1997   425,880    117,117      27,548    14,700   269,951  32,529
 Chief
 Financial
 Officer                     1996   410,865    112,989         --     12,800    82,173  32,646
J. PAUL
 McGRATH                     1998   385,692    120,529         --     16,200    46,381  33,127
Senior Vice
 President,
 General                     1997   357,492    107,247      20,093    14,900   196,656  25,202
 Counsel                     1996  77,180(6)   277,875     690,000     8,000    17,500   2,917
  and
  Secretary

------

(1) The FMC 1995 Management Incentive Plan provides for annual bonuses to be paid based upon individual performance (column D) and for long-term incentive payouts based upon FMC's achievement of specified objectives during multi-year periods that commence annually (Column G). The amount of the long-term payouts cannot be determined until the applicable performance period ends. These payouts may be made in cash and/or Common Stock. In 1996, participants received draws that would reduce the amount of any long-term incentive payout otherwise earned under the Plan. The FMC 1995 Management Incentive Plan is described in greater detail under "Long-Term Incentive Plan" on page 17.
(2) The five (5) officers listed in the table held restricted shares on December 31, 1998 valued at that day's closing market price as follows: Mr. Burt, 5,725 shares at $320,600; Mr. Brady, 23,559 shares at $1,319,304; Mr.
    Netherland, 15,490 shares at $867,440; Mr. Callahan, 2,330 shares at $130,480 and

--------------------------------------------------------------------------------
  Mr. McGrath, 6,702 shares at $375,312. Dividends will not be paid on these restricted shares unless FMC pays dividends on all its Common Stock.
(3) Officers have the option to take a portion of the long-term payout subject to a three (3)-year limitation on resale. As a result, each becomes eligible for an additional 20% payout in the form of Common Stock. These additional shares are included in Column E for 1998 and 1997 at market value as of the date of grant. This amount will be forfeited should the executive voluntarily terminate prior to the end of the three (3) years.
    See "Long-Term Incentive Plan" on page 17.
(4) Consists of annual Company matching contributions to its Thrift and Stock Purchase Plan (401(k)).
(5) This amount includes payments of $460,423 for relocation expenses.
(6) Mr. McGrath joined FMC as an officer on October 14, 1996.

Option Grants in 1998

The table below shows information on grants of stock options in 1998. FMC made those grants under the 1995 Stock Option Plan to the officers named in the Summary Compensation Table. FMC did not grant stock appreciation rights under that Plan during 1998.

                                         Percent
                             Number of  of Total
                             Securities  Options
                             Underlying  Granted  Exercise
                              Options      to     or Base             Grant Date
                             Granted in Employees  Price   Expiration  Present
                              1998(#)    in 1998   ($/SH)     Date    Value ($)
          Name (A)              (B)        (C)      (D)       (E)         (F)
          --------           ---------- --------- -------- ---------- ----------
Robert N. Burt..............   63,600     11.7     69.875   2/24/08   2,208,192
Larry D. Brady..............   35,900      6.6     69.875   2/24/08   1,246,448
Joseph H. Netherland........   21,000      3.9     69.875   2/24/08     729,120
Michael J. Callahan.........   17,600      3.2     69.875   2/24/08     611,072
J. Paul McGrath.............   16,200      2.9     69.875   2/24/08     562,464

We used the Black-Scholes option pricing model to value these options as of the date granted, February 24, 1998. The model assumed: an option term of 10 years; an interest rate of 5.57% percent that represents the interest rate on a long-term U.S. Treasury security; an assumed annual volatility of underlying stock of 23.31%, and no dividends being paid. FMC made no assumptions regarding restrictions on vesting or the likelihood of vesting.

The ultimate values of the options will depend on the future market price of FMC's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an option holder will realize when exercising an option will depend on the excess of the market value of FMC's Common Stock over the exercise price on the date the option is exercised.

--------------------------------------------------------------------------------

Aggregated Option Exercises in 1998 and Year-End Option Values

Shown below is information with respect to options to purchase FMC's Common Stock exercised in 1998 by the officers named in the Summary Compensation Table and unexercised options held by them at December 31, 1998.


                                  Number of Securities
               Shares            Underlying Unexercised   Value of Unexercised in-
              Acquired          Options/SARs at 12/31/98    the-Money Options at
                 on                        (#)                 12/31/98 ($)(1)
              Exercise  Value   ------------------------- -------------------------
                (#)    Realized Exercisable/Unexercisable Exercisable/Unexercisable
  Name (A)      (B)    ($) (C)             (D)                       (E)
  --------    -------- -------- ------------------------- -------------------------
Robert N.
 Burt.......      --       --        192,700/180,700             2,068,500/0
Larry D.
 Brady......   20,000  945,650       112,200/ 99,000             1,169,100/0
Joseph H.
 Netherland.      --       --         56,900/ 51,000               692,862/0
Michael J.
 Callahan...      --       --         35,000/ 45,100               243,750/0
J. Paul
 McGrath....      --       --              0/ 39,100                     --

------
(1) The closing price of the company's Common Stock at December 31, 1998, the last trading day in 1998, was $56.00.

Long-Term Incentive Plan

The following table details certain information regarding estimated potential payments to named executive officers under the FMC 1995 Management Incentive Plan. That plan, approved by FMC's stockholders in 1995, provides for incentive compensation covering multi-year performance periods that commence annually.

                   Long-Term Incentive Plan - Awards in 1998

                                                      Estimated Future Payouts
                                                     Under Non-Stock Price-Based
                                                              Plan (1)
                  (A)                        (B)        (C)      (D)      (E)
                                         Performance
Name                                       Period    Threshold Target   Maximum
----                                     ----------- --------- ------   -------
Robert N. Burt..........................  1998-1999    $-0-    353,594 1,060,781
Larry D. Brady..........................  1998-1999     -0-    220,323   660,970
Joseph H. Netherland....................  1998-1999     -0-    167,540   502,619
Michael J. Callahan.....................  1998-1999     -0-    109,130   327,390
J. Paul McGrath.........................  1998-1999     -0-     96,723   289,269

------
(1) All estimates are based on the salary shown in column (C) of the Summary Compensation Table and on current target percentages.

--------------------------------------------------------------------------------

Payouts are based upon FMC's achievement of a specified level of Net Contribution (operating profit after tax less the product of 11.5% and average capital employed) over the applicable performance period. The target future payouts will be earned if 100% of the targeted objectives are achieved. The targeted payout can equal 300% of payment if the actual level of net contribution exceeds targeted performance. No payment will be made unless the minimum threshold objective is achieved. Any earned payout can be in the form of cash and/or Common Stock, at the discretion of the Compensation and Organization Committee, and typically is 50% in cash and 50% in Common Stock. Under the Plan, a participant may elect, or be required, to take shares of Common Stock subject to a three (3)-year limitation on resale. In such event, the number of shares otherwise payable to a participant will be increased by 20% (the additional shares payable solely by reason of such election or requirement are referred to as the "Additional Pay-out Shares"). Additional Pay-out Shares are subject to complete forfeiture if the recipient voluntarily terminates his or her employment with FMC during the three (3)-year period following the issuance of such shares. In the event of termination for any other reason during such period, the Additional Pay-out Shares are subject to pro rata reduction based on the number of days elapsed since the issuance of such shares. The number of shares of Common Stock, if any, to be issued will be determined based on the closing price of FMC Common Stock on the New York Stock Exchange.

Retirement Plans

The following table shows the estimated annual retirement benefits under FMC's pension plan (and its supplements) for eligible salaried employees (including officers) payable upon retirement at age 65 (normal retirement age) in 1999 at various levels of salary and years of service. Payment of benefits shown is contingent on the continuation of the present plan until the employee retires.

                               Pension Plan Table

            Estimated Annual Retirement Benefits for Years
                         of Service Indicated
            -----------------------------------------------
Final
Average       15      20      25      30      35      40
Earnings     Years   Years   Years   Years   Years   Years
--------    ------- ------- ------- ------- ------- -------
  $150,000   31,271  41,694  52,118  62,541  72,965  84,215
  $250,000   53,771  71,694  89,618 107,541 125,465 144,215
  $350,000   76,271 101,694 127,118 152,541 177,965 204,215
  $450,000   98,771 131,694 164,618 197,541 230,465 264,215
  $550,000  121,271 161,694 202,118 242,541 282,965 324,215
  $650,000  143,771 191,694 239,618 287,541 335,465 384,215
  $900,000  200,021 266,694 333,368 400,041 466,715 534,215
$1,150,000  256,271 341,694 427,118 512,541 597,965 684,215
$1,300,000  290,021 386,694 483,368 580,041 676,715 774,215
$1,450,000  323,771 431,694 539,618 647,541 755,465 864,215

--------------------------------------------------------------------------------

Notes:
1. "Final Average Earnings" in the table means the average of covered compensation for the highest 60 consecutive calendar months out of the 120 calendar months immediately before retirement. Covered compensation includes amounts appearing in Columns (C), (D), and (G) of the Summary Compensation Table on page 15.
2. At February 15, 1999, Messrs. Burt, Brady, Callahan, Netherland and McGrath had, respectively, 25, 21, 4, 25 and 2 years of credited service under the plan.
3. Applicable benefits for employees whose years of service and earnings differ from those shown in the table are equal to (A + B) times C where: (A) equals 1% of allowable Social Security Covered Compensation ($33,060 for a participant retiring at age 65 in 1999) times years of credited service (up to a maximum of 35 years) plus 1.5% of the difference between FInal Average Earnings and allowable Social Security Compensation times years of credited service (up to a maximum of 35 years); (B) equals 1.5% of Final Average Earnings times years of credited service in excess of 35 years; and (C) equals the ratio of credited service at termination to credited service projected to age 65.
4. The amounts shown will not be reduced by Social Security benefits or other offsets. As ERISA limits the annual benefits that may be paid from a tax-qualified retirement plan, FMC has adopted permitted supplemental arrangements to maintain total benefits during retirement at the levels shown in the table.

Termination and Change of Control Arrangements

Plan and Participants. As recommended by the Compensation and Organization Committee, the Board of Directors adopted an Executive Severance Plan in 1983 and amended it in 1997. Approximately 46 officers and managers participate in the plan. The participants include all the individuals listed in the Summary Compensation Table.

Benefits. If a change in control (as described below) of FMC occurs and if, within two (2) years of that change of control, a participant's employment is terminated without cause or a participant voluntarily terminates his or her employment because his or her duties, location, salary, compensation or benefits change or are reduced, then the participant is entitled to benefits from FMC. In general, those benefits include: (i) a lump sum payment of three
(3), two (2) or one (1) (depending on position) times salary and highest target management incentive award; (ii) immediate vesting of long term incentive awards, restricted stock and stock options; (iii) continuation of medical and other benefits for up to three (3) years; and (iv) distribution of accrued retirement and thrift plan benefits. FMC will compensate the participant for any excise tax liability as a result of payments under the plan. The Chairman and Chief Executive Officer, the President and the Executive Vice President can also receive these benefits if they voluntarily terminate their employment with FMC within the thirteenth (13th) month after a change in control of FMC.

Change in Control. In general, the following transactions are considered as changes in control under the plan: (a) a third party's acquisition of 20% or more of FMC's Common Stock; (b) a change in the majority of the Board of Directors; (c) completing certain reorganization, merger or consolidation transactions or a sale of all or substantially all of FMC's assets; or (d) the complete liquidation or dissolution of FMC.

--------------------------------------------------------------------------------

Report of the Compensation Committee on Executive Compensation

Goals. FMC's executive compensation program is designed to align total compensation with shareholder interests. The program:

 . Incents and rewards executives for sound business management and improvement in shareholder value.

 . Balances its components so that both short- and long-term operating and strategic objectives are recognized.

 . Requires achieving objectives within a "high-performance" environment to be rewarded financially.

 . Attracts, motivates and retains executives necessary for the long-term success of FMC.

The program consists of three different compensation components: base salary; variable cash and stock incentive awards; and long-term incentive awards (stock options).

Base salary. FMC uses external surveys to set competitive compensation levels (salary ranges) for its executives. In order to obtain the most comprehensive survey data for review, the group of companies in the surveys is broader than the Dow Jones Industrial Index and includes a majority of comparable companies at the Fortune 500 level. Performance graph companies are well represented.

Salary ranges for FMC executives are established based on similar positions in other companies of comparable size and complexity. Generally, FMC sets its competitive salary midpoint for an executive officer at the median level compared with the companies surveyed. Performance levels within the ranges are delineated to recognize different levels of performance ranging from "needs improvement" to "exceptional". As a result, although nominally targeted to fall at or near the 50th percentile of such comparable organizations, compensation may range anywhere within the salary bracket based on performance.

Starting placement in a salary range is a function of an employee's skills, experience, expertise and anticipated job performance. Each year performance is evaluated against mutually agreed-upon objectives and performance standards that may, in part, be subjective; a performance rating is established; and a salary increase may be granted. Performance factors used may include timely responses to downturns in major markets, setting strategic direction, making key management changes; divesting businesses and acquiring new businesses; continuing to improve operating efficiency; and developing people and management capabilities. The relative importance of each of these factors varies based on the strategic thrust and operating requirements of each of the businesses.

--------------------------------------------------------------------------------

Mr. Burt last received a base salary increase of 5.0% in 1998. His salary will be reviewed in early 1999 using the performance factors listed above.

Management Incentive Awards. In 1995, the Committee and the Board recommended a revised Management Incentive Plan, which stockholders approved. This revised plan includes annual bonuses for achievement of both individual performance targets and multi-year targets for the improvement of Net Contribution (operating profit after tax less the product of an 11.5% capital charge and capital employed). The Committee selects participants in this incentive plan based on opportunity to influence growth at FMC, outstanding performance and potential. Achieving high standards of business and individual performance are rewarded financially with both stock and cash, and significant compensation is at risk if these high standards are not met. For officers and division managers, target incentives approximate 36 to 70% of base salary, while actual payments can range from 0 to 3 times target incentive.

The multi-year incentive period currently uses a three (3)-year net contribution target that began in 1996. In 1999, plan participants received the final payout against this second three (3)-year cycle. The payout included payment for the three-year Business Performance Incentive (BPI) less any draws paid against this payment, as well as the Annual Performance Incentive award
(API). In the case of Mr. Burt, his BPI payment was $451,078. He has previously received $189,271 as draws.

The API comprises 30 to 50% of the total target incentive. This incentive is less quantitative than the multi-year net contribution incentive. It varies with individual performance and can range from zero to twice the target percentage. It is awarded based on achieving annual objectives set for the individual's most important business responsibilities. For Mr. Burt in 1998, these included such wide-ranging objectives as development and retention of key executives, executive succession planning, increased earnings and return on investments, improved operating performance and market position, corporate strategy development, safety performance, and the management of the company's portfolio of businesses. Mr. Burt's API for 1998, shown as Bonus in Column D of the Summary Compensation Table on page 15, was $400,021.

Stock Option Awards. This plan is designed to link closely the long-term reward of executives with increases in shareholder value. The 1995 approval by the stockholders of an updated stock option plan continues to give the Committee broad discretion to select the appropriate types of rewards. 1998 awards consisted of non-qualified stock options. The award vesting period is three (3) years, with an option term of 10 years.

To determine the number of options to be granted to an executive, we establish a standard (i.e., market based) award, based on an executive's salary grade and competitive industry practice as provided by an independent, outside consultant utilizing

--------------------------------------------------------------------------------
Black-Scholes methodology. In approving grants under the plan, the number of options previously awarded to and held by executive officers is considered but is not regarded as a significant factor in determining the size of the current option grants. Mr. Burt's 1998 option grants are as indicated on page 16 in this proxy statement in the section headed Option Grants in 1998.

Section 162(m) Deductibility. The Committee continues to review the $1 million cap on tax deductible compensation and is advised that its stock option plan meets the requirements for deductibility. The revised Management Incentive Plan, as approved in 1995 by stockholders, may not meet all requirements for deductibility under section 162(m) of the Internal Revenue Code. However, unless the amounts involved become material, the Committee believes that it is more important to preserve its flexibility under the plan to determine appropriate incentive awards. The Committee continues to believe that currently this is not a significant issue.

Stock Retention Policy. FMC has established guidelines setting expectations for the ownership of FMC stock by officers and management. The guidelines for stock retention are based on a multiple of two (2) to five (5) times the employee's total compensation midpoint. The 1995 Management Incentive and Stock Option Plans included incentives and enhancements to help executives meet these guidelines. All of the executives named in this proxy exceed or meet their respective stock retention guidelines.

The preceding report has been furnished by the following members of the Compensation and Organization Committee:

                      Albert J. Costello, Chairman
                      B.A. Bridgewater
                      Paul L. Davies, Jr.
                      Edward J. Mooney
                      William F. Reilly

--------------------------------------------------------------------------------

    Stockholder Return Performance Presentation

    The following chart compares the yearly percentage change in the cumulative shareholder return on FMC's Common Stock against the cumulative total return of the S&P Composite-- 500 Stock Index, and the Dow Jones Diversified Industrials Index. The comparison is for a five (5)-year period beginning January 1, 1994 and ending December 31, 1998.


                             [GRAPH APPEARS HERE]

Measurement Period                      S & P
(Fiscal Year Covered)      FMC          500 INDEX      DIV INDS
--------------------     -------        ---------      --------
Measurement Pt -
    12/31/1993           $100.00        $100.00        $100.00
FYE 12/31/1994           $122.55        $101.32        $ 95.77
FYE 12/31/1995           $143.50        $139.40        $127.36
FYE 12/31/1996           $148.81        $171.41        $170.22
FYE 12/31/1997           $142.84        $228.61        $246.47
FYE 12/31/1998           $118.83        $293.94        $295.98

--------------------------------------------------------------------------------

The following chart compares the yearly percentage change in the cumulative shareholder return on FMC's Common Stock against the cumulative total return of the Philadelphia Oil Service Sector Index and the S&P Chemicals Index. The comparison is for a five (5)-year period beginning January 1, 1994 and ending December 31, 1998. FMC has elected to include the Philadelphia Oil Service Sector Index and the Chemical Composite Index because FMC believes comparing its performance of the companies included in these indices is relevant and meaningful to its stockholders.

                             [CHART APPEARS HERE]

The following table compares the yearly percentage change in the cumulative shareholder return between January 1, 1998 and December 31, 1998 for FMC's Common Stock against the cumulative total return of the Philadelphia Oil Service Index and the S&P Chemicals Index because FMC believes such a comparison is also relevant and meaningful to its shareholders.

                                          January 1, December 31,
                                             1998        1998
                                          ---------- ------------
      S&P Chemicals......................    100         96.1
      FMC................................    100         83.2
      Oil Services.......................    100         45.5

--------------------------------------------------------------------------------
VII. Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

FMC has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities Act on behalf of its officers and directors. Based on a review of forms filed and information provided by officers and directors to FMC, FMC believes that all Section 16(a) reporting requirements were fully met, except for the following late report. Although Mr. Mooney provided timely information, FMC was late in reporting Mr. Mooney's purchase of 500 shares in October, 1997.

Proposals for the 2000 Annual Meeting

Stockholders may make proposals to be considered at the 1999 Annual Meeting. To be included in the proxy statement and form of proxy for the 2000 Annual Meeting, stockholder proposals for the 1999 Annual Meeting must be received not later than November 8, 1999, at FMC's principal executive offices, 200 East Randolph Drive, Chicago, Illinois 60601.

FMC's By-Laws provide that no business may be brought before an annual meeting unless specified in the notice of meeting; otherwise brought before the meeting by or at the direction of the Board of Directors; or brought by a stockholder who has delivered notice to FMC (containing certain information specified in the By-Laws) not less than 60 or more than 90 days before the date of the meeting. If FMC provides less than 70 days notice or public disclosure of the date of the annual meeting, then a stockholder may bring business before that meeting if FMC receives notice from that stockholder within 10 days of FMC's notice or public disclosure.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, FMC Corporation, 200 East Randolph Drive, Chicago, Illinois 60601.

Expenses Relating to this Proxy Solicitation

FMC will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, FMC officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity. FMC also expects to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of FMC stock and obtaining the proxies of those owners. FMC has retained Corporate Investor Communications, Inc. of Carlstadt, New Jersey to assist in the solicitation of proxies. FMC will pay the cost of such assistance, which is estimated to be $7,000, plus reimbursement for out-of-pocket fees and expenses.

                      J. Paul McGrath
                      Senior Vice President, General Counsel
                      and Secretary

--------------------------------------------------------------------------------


                                FMC Corporation
                            200 East Randolph Drive
                               Chicago, IL 60601

                                   Notice of
                         Annual Meeting of Stockholders
                                 April 23, 1999
                              and Proxy Statement

                                FMC Corporation

Proxy                         FMC CORPORATION                            [LOGO]

         This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Robert N. Burt, Michael J. Callahan and J. Paul McGrath, and each of them, proxy for the undersigned, with full power of substitution, to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of common stock of FMC Corporation which the undersigned is entitled to vote at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.

   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]


The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: ___________________, 1999

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                        FMC CORPORATION                             [LOGO]

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

FIDELITY MANAGEMENT TRUST COMPANY, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Corporation 401(k) Plan for Employees Covered by a Collective Bargaining Agreement at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

               NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless Otherwise Instructed Prior to April 21, 1999, the Trustee WILL VOTE your Shares FOR Proposals 1 and 2.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]



The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.

                                                Dated: __________________ , 1999

                               Signature _______________________________________
                               Please sign exactly as name appears at left.

Proxy                        FMC CORPORATION                              [LOGO]

          This proxy is solicited on behalf of the Board of Directors.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Employees' Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless Otherwise Instructed Prior to April 21, 1999, the Trustee WILL VOTE your Shares FOR Proposals 1 and 2.

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.



   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]


The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.


                                                Dated: _________________ , 1999

                               Signature ______________________________________
                               Please sign exactly as name appears at left.

-------------------------------------------------------------------------------

PROXY                        FMC CORPORATION                              [LOGO]

          This proxy is solicited on behalf of the Board of Directors.


Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Salaried Employees' Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless Otherwise Instructed Prior to April 21, 1999, the Trustee WILL VOTE your Shares FOR Proposals 1 and 2.

-------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.



   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]

The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.


                                                Dated: _________________ , 1999

                               Signature ______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                        FMC CORPORATION                              [LOGO]

          This proxy is solicited on behalf of the Board of Directors.

Banco Popular de Puerto Rico, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC Puerto Rico Thrift and Stock Purchase Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless Otherwise Instructed Prior to April 21, 1999, the Trustee WILL VOTE your Shares FOR Proposals 1 and 2.

-------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.

   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]


The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.


                                                Dated: _________________ , 1999

                               Signature ______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                        FMC CORPORATION                              [LOGO]


          This proxy is solicited on behalf of the Board of Directors.

Fidelity Management Trust Company, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the United Defense Limited Partnership Union Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless Otherwise Instructed Prior to April 21, 1999, the Trustee WILL VOTE your Shares FOR Proposals 1 and 2.

-------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.

   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]


The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.


                                                 Dated: ________________ , 1999

                               Signature ______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------

Proxy                        FMC CORPORATION                              [LOGO]

          This proxy is solicited on behalf of the Board of Directors.

F.I.L. Bank & Trust Company Limited, Trustee
You are instructed to vote in the manner indicated on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting, all shares of stock represented by my interest in the FMC Stock Fund of the FMC International Savings Plan at the annual meeting of stockholders of FMC Corporation to be held on April 23, 1999, at 200 East Randolph Drive, Chicago, Illinois at 2:00 P.M. or any adjournment or postponement thereof, as follows.

             NOT VALID UNLESS DATED AND SIGNED ON THE REVERSE SIDE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless Otherwise Instructed Prior to April 21, 1999, the Trustee WILL VOTE your Shares FOR Proposals 1 and 2.

-------------------------------------------------------------------------------

                                FMC Corporation
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

1. Election of three Directors to serve in Class I for a term expiring in 2002 as set forth in the Proxy Statement--
   Nominees: Robert N. Burt, Edward J. Mooney, and Asbjorn Larsen.


   -------------------------------------
   (Except nominee(s) written above.)

                                              For All
                         For    Withheld      Except
                         [_]      [_]          [_]


2. Ratification of the Appointment of Independent Auditors.

                          For    Against     Abstain
                          [_]      [_]         [_]


The Board of Directors recommends a vote FOR Items 1 and 2.

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.


                                                Dated: _________________ , 1999

                               Signature ______________________________________
                               Please sign exactly as name appears at left.

--------------------------------------------------------------------------------